Neuberger Berman Alternative and Multi-Asset Class Funds®

Supplement to the Summary Prospectus and Prospectus dated February 28, 2013

Neuberger Berman Global Allocation Fund
Class A, Class C and Institutional Class

The last sentence of the legend on the first page of the Summary Prospectus is deleted and replaced with the following:

The Fund’s prospectus dated February 28, 2013, as supplemented on July 2, 2013 (as it may be amended or further supplemented) and SAI, dated February 28, 2013 (as it may be amended or supplemented), are incorporated herein by reference.

Effective July 5, 2013, the following replaces the “Portfolio Managers” section on page 9 of the Summary Prospectus and page 10 of the Prospectus:

Portfolio Managers

The Fund is co-managed by Wai Lee (Managing Director of NBM and NBFI), Alexandre Da Silva (Senior Vice President of NBM and NBFI), Ping Zhou (Senior Vice President of NBM and NBFI), Bradley Tank (Chief Investment Officer (Fixed Income) and Managing Director of NBM and Chairman, Chief Executive Officer and Managing Director of NBFI) and Joseph V. Amato (Managing Director and Chief Investment Officer (Equities) of NBM and Managing Director of NBFI and a Trustee of the Fund).

Messrs. Lee, Da Silva and Zhou are primarily responsible for the day-to-day management of the Fund including security selection and asset allocation decisions. Messrs. Amato and Tank, who provide fundamental analysis and inputs regarding the Fund’s equity and debt investments, respectively, are not responsible for individual security selection. Each of the Portfolio Managers has managed the Fund since its inception in 2010.

Effective July 5, 2013, the following replaces the “Portfolio Managers” section on page 21 of the Prospectus:

Portfolio Managers

Wai Lee, Ph.D., is a Managing Director of NBM and NBFI. He joined the firm in 2004 and is the Chief Investment Officer and Director of Research for the Quantitative Investment Group. Prior to joining the firm, he was the head of the quantitative engineering group at another asset manager. He also managed an equity portfolio and was a founding member of the equity investment policy group for this asset manager. Mr. Lee has served on the Advisory Board of The Journal of Portfolio Management since 1997.

Alexandre Da Silva, is a Senior Vice President of NBM and NBFI. He joined the firm in 2004 and his primary responsibility is the research, development and implementation of quantitative investment strategies covering stock selection and portfolio construction. Prior to joining the firm, he worked at another asset management firm, where he developed risk management and portfolio construction tools that were used for asset allocation among other asset managers and investment strategies.

Ping Zhou, Ph.D., is a Senior Vice President of NBM and of NBFI. He joined the firm in 2006 and his primary responsibility is the research, development and implementation of quantitative investment strategies covering stock selection and portfolio construction. Prior to joining the firm, he worked an assistant professor of the Stan Ross Department of Accountancy, Zicklin School of Business, City University of New York, Baruch College.

Joseph V. Amato, is Chief Investment Officer (Equities) and Managing Director of NBM and Managing Director of NBFI and a Trustee of the Fund.

Bradley Tank, is the Chief Investment Officer (Fixed Income) and Managing Director of NBM and Chairman, Chief Executive Officer and Managing Director of NBFI. Mr. Tank joined the firm in 2002 after 23 years of experience in trading and asset management.

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of Fund shares.

The date of this supplement is July 2, 2013.

Please retain this supplement for future reference.

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700
Institutional Services: 800.366.6264
Web site: www.nb.com